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                   TEMPORARY CERTIFICATE - EXCHANGEABLE FOR
            DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


           COMMON STOCK                               COMMON STOCK

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THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 561911 10 8
       PHILADELPHIA, PA OR                 SEE REVERSE FOR CERTAIN DEFINITIONS
           NEW YORK, NY

                        MANAGED HIGH YIELD PLUS FUND INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

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: THIS CERTIFIES that                                                          :
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: is the owner of                                                              :
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 OF
                        MANAGED HIGH YIELD PLUS FUND INC.
(hereinafter called the "Corporation") transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar or its designated agent Registrar.

      IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.


Dated:        [SEAL OF MANAGED                  [SIDE BAR]
              HIGH YIELD PLUS FUND              COUNTERSIGNED AND REGISTERED:
              INC.]                             PNC Bank, National Association
                                                (Philadelphia, PA)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                AUTHORIZED SIGNATURE

      /s/ Margo Alexander                 /s/ Paul Schubert
      ----------------------------        ----------------------------
      President                           Vice President and Treasurer
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                       MANAGED HIGH YIELD PLUS FUND INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -           Custodian
TEN ENT - as tenants by the entireties                       ----------
JT TEN  - as joint tenants with right                        (Cust)
          of survivorship and not as                         -------------------
          tenants in common                                  (Minor)
                                                             under Uniform Gifts
                                                             to Minors Act
                                                             -------------------
                                                             (State)
                                        UNIF TRSFR MIN ACT -           Custodian
                                                             ----------
                                                             (Cust)
                                                             -------------------
                                                             (Minor)
                                                             under Uniform
                                                             Transfers to
                                                             Minors Act
                                                             -------------------
                                                             (State)

   Additional abbreviations may also be used though not in the above list.

      For value received,                  hereby sell, assign and transfer unto
                          ----------------

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

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(Please print or typewrite name and address including postal zip code of assignee)

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Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                          --------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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                                    --------------------------------------------
                                    Signatures(s)

                                    NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

                                    Signature Guaranteed By:


                                    --------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MULTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.